PROSPECTUS OF

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

  MAY 1, 2009

Equity Index Fund
All America Fund
Mid-Cap Equity Index Fund
Small Cap Value Fund
Small Cap Growth Fund
Bond Fund
Money Market Fund

Distributed by: Mutual of America Securities Corporation

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

320 Park Avenue, New York, New York 10022-6839  1-800-914-8716
www.institutionalfunds.com

Mutual of America Institutional Funds, Inc. ("Investment Company") is a mutual fund. It has these seven Funds:

• Equity Index Fund • All America Fund • Mid-Cap Equity Index Fund • Small Cap Value Fund • Small Cap Growth Fund • Bond Fund • Money Market Fund

Institutional investors, such as endowments, foundations and other not-for-profit organizations, pension and profit sharing plans, employee benefit trusts, corporations, and municipalities and other public entities, may purchase shares of the Funds. The initial investment must be at least $25,000, and each subsequent investment must be at least $5,000, subject to waiver in the discretion of the Investment Company.

There is no sales charge for the purchase or sale of Fund shares. An investor must send the payment price for shares purchased, and will receive redemption proceeds for shares sold, by wire transfer of Federal Funds.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated May 1, 2009

SUMMARY OF HOW OUR FUNDS INVEST

Each Fund of Mutual of America Institutional Funds, Inc. (the Investment Company, sometimes referred to as "we" or "us") has its own investment objective and tries to achieve its objective with certain investment strategies. The Funds' different investment strategies will affect the returns of the Funds and the risks of investing in each Fund. Each Fund's investment objective is non-fundamental which means that it may be changed by the Investment Company's Board of Directors without shareholder approval. Shareholders will be given notice of any change to a Fund's investment objective.

A Fund may not achieve its objective. An investment in any of the Funds could decline in value. You could lose money by investing in any of the Funds.

Below is a summary of the Funds' investment objectives, principal investment strategies, and principal risks of investing in the Funds.

Equity Index Fund

Objective. The Fund seeks investment results that correspond to the investment performance of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500® Index).

Strategy. The Fund invests substantially in the 500 common stocks included in the S&P 500® Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The Fund also purchases futures contracts on the S&P 500® Index to invest cash prior to the purchase of common stocks.

•  At least 80% of the Fund's assets are invested in securities included in the S&P 500® Index.

•  Securities in the S&P 500® Index generally are issued by companies with large market capitalizations (see definition below).

•  Securities are included in the S&P 500® Index based on industry weightings and the issuers' leading positions in those industries.

Risks. An investment in the Equity Index Fund is subject to market risk, futures risk and financial risk (see definitions below). The value of equity securities may fluctuate as a result of events that affect the issuers of such securities, changes in the financial condition of such issuers and events that affect the financial markets as a whole. Securities issued by companies with large market capitalizations have more liquidity and generally have less price volatility than securities of companies with smaller market capitalizations.

•  The investment results for the Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests. You could lose money by investing in the Fund.

All America Fund

Objective. The Fund attempts to outperform the S&P 500® Index, by investing in a diversified portfolio of primarily common stocks issued by U.S. companies.

Strategy. A portion of the Fund's assets is indexed and a portion is actively managed.

•  Approximately 60% of the Fund's assets are invested in the 500 common stocks included in the S&P 500® Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The Fund also purchases futures contracts on the S&P 500® Index to invest cash prior to the purchase of common stocks.

•  Approximately 40% of the Fund's assets are actively managed by Mutual of America Capital Management Corporation ("the Adviser") with approximately 20% of the Fund's assets invested in large-cap stocks, approximately 10% of the Fund's assets invested in small- and mid-cap growth stocks and approximately 10% in small- and mid-cap value stocks.

•  Under normal circumstances, at least 80% of the Fund's assets will be invested in securities of U.S. companies. The Fund may invest in American Depositary Receipts ("ADRs"), which are U.S. dollar-denominated and represent the deposit with U.S. banks of the securities of foreign issuers.

Risks. An investment in the All America Fund is subject to market risk, futures risk and financial risk (see definitions below). The value of equity securities may fluctuate as a result of events that affect the issuers of such securities, changes in the financial condition of such issuers and events that affect the financial markets as a whole. Approximately 20% of the All America Fund's assets are invested in small- and mid-cap growth and value stocks, many of which trade over-the-counter, and this portion of its portfolio will have more market and financial risk and less liquidity than the portion invested in mid- and large capitalization stocks. Equity securities that trade over-the-counter may be more difficult to sell than equity securities that trade on a national securities exchange. In addition, value stocks may not be outperforming growth stocks at a given time or times and vice versa, which will result in lower performance during those periods of time to the extent that the Fund holds stocks of the style that is out of favor. See "Value and Growth Stocks". ADRs are subject to the risks of changes in currency or exchange rates (which impact the value of the issuer) and the difficulty of assessing economic or political trends in foreign countries.

•  The investment results for the Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests. You could lose money by investing in the Fund.

Mid-Cap Equity Index Fund

Objective. The Fund seeks investment results that correspond to the investment performance of the S&P MidCap 400® Index.

Strategy. The Fund invests substantially in the 400 common stocks included in the S&P MidCap 400 Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The Fund purchases futures contracts on the S&P MidCap 400® Index to invest cash prior to the purchase of common stocks.

•  At least 80% of the Fund's assets are invested in securities included in the S&P MidCap 400® Index.

•  Stocks included in the S&P MidCap 400® Index are issued by companies with mid-sized market capitalizations (see definition below).

•  The average market capitalization of companies in the Index is around $2.6 billion (and will vary with market conditions), although companies in the Index may have significantly smaller or larger market capitalizations.

Risks. An investment in the Mid-Cap Equity Index Fund is subject to market risk and financial risk (see definitions below). The value of equity securities may fluctuate as a result of events that affect the issuers of such securities, changes in the financial condition of such issuers and events that affect the financial markets as a whole. Securities issued by companies with mid-sized market capitalizations generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.

•  The investment results for the Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests. You could lose money by investing in the Fund.

Value and Growth Stocks

Value Stocks are stocks considered to be undervalued in the marketplace, taking into account the issuer's assets, earnings or growth potential. Growth Stocks are stocks considered to possess above average growth potential. Value stocks generally have above average dividends with prices that are considered low as compared with standard measures such as earnings and book value. Growth stocks generally have low dividends and higher prices relative to the standard measures. There are times when growth stocks outperform value stocks and when value stocks outperform growth stocks. A risk of choosing either style is that it will not continue to outperform the other style.

Market Capitalizations of Equity Issuers

Market capitalization refers to the aggregate market value of the equity securities that a company has issued. With respect to the Equity Index Fund and Mid-Cap Equity Index Fund, and the policies of the Small Cap Value Fund and Small Cap Growth Fund to invest at least 80% of their total assets in the type of securities suggested by its name, each Fund relies on the market capitalization ranges in its benchmark index at the time of purchase to define the range of market cap securities in which it will invest. See "Details about How Our Funds Invest and Related Risks" for current details about the market capitalizations of companies included in each Fund's benchmark index. At

December 31, 2008, the S&P 500® Index included large-cap companies with market capitalizations from $480 million up to $400 billion; the S&P MidCap 400® Index included mid-cap companies with market capitalizations from $90 million up to $4.7 billion; and the Russell 2000® Index included small-cap companies with market capitalizations from $8 million up to $3.3 billion. "S&P 500®" and "S&P MidCap 400®" are registered trademarks of The McGraw-Hill Companies, Inc., and "Russell 2000®" is a registered trademark of the Frank Russell Company. Generally, at the present time companies are considered to be large-cap if they have market capitalizations in excess of $11 billion; mid-cap if they have market capitalizations of between $1.5 billion and $11 billion; and small-cap if they have market capitalizations of less than $1.5 billion. The market capitalization ranges of companies included in each Index will vary from time to time, and the market capitalization ranges of companies that are generally considered to be large-cap, mid-cap and small-cap will also vary from time to time depending on capitalization levels in the market.

Small Cap Value Fund

Objective. The Fund seeks capital appreciation.

Strategy. The Fund invests primarily in value stocks.

Under normal circumstances, at least 80% of the Fund's assets are invested in small-cap value stocks. See "Market Capitalizations of Equity Issuers". Securities issued by companies with small-sized market capitalizations generally are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.

•  The Fund invests in value stocks issued by companies the Adviser believes to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential.

Risks. An investment in the Small Cap Value Fund is subject to market risk and financial risk (as defined below). The value of equity securities may fluctuate as a result of events that affect the issuers of such securities, changes in the financial condition of such issuers and events that affect the financial markets as a whole. The Small Cap Value Fund has more market risk and financial risk than certain of the other stock funds of the Investment Company because it generally invests in small-cap value equity securities that often trade over-the-counter. In addition, value stocks may not be outperforming growth stocks at a given time or times, which will result in lower relative performance during those periods of time. See "Value and Growth Stocks".

•  The investment results for the Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests. You could lose money by investing in the Fund.

Small Cap Growth Fund

Objective. The Fund seeks capital appreciation.

Strategy. The Fund invests primarily in growth stocks.

Under normal circumstances, at least 80% of the Fund's assets are invested in small-cap growth stocks. See "Market Capitalizations of Equity Issuers". Securities issued by companies with small-sized market capitalizations generally are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.

•  The Fund invests in growth stocks issued by companies the Adviser believes to possess above-average growth potential.

Risks. An investment in the Small Cap Growth Fund is subject to market risk and financial risk (as defined below). The value of equity securities may fluctuate as a result of events that affect the issuers of such securities, changes in the financial condition of such issuers and events that affect the financial markets as a whole. The Small Cap Growth Fund has more market risk and financial risk than certain of the other stock funds of the Investment Company because it generally invests in small-cap growth equity securities that often trade over-the-counter. In addition, growth stocks may not be outperforming value stocks at a given time or times, which will result in lower relative performance during those periods of time. See "Value and Growth Stocks".

•  The investment results for the Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests. You could lose money by investing in the Fund.

Risks of Investing in Equity Securities

Market risk refers to how much the value of a security changes (volatility of price) when conditions in the securities markets change or the economic environment changes. Equity securities generally have greater price volatility than fixed income securities. Stocks of companies with smaller market capitalizations generally have more market risk and less liquidity than stocks of companies with larger market capitalizations. Securities that trade over-the-counter may be more difficult to sell than securities traded over a national securities exchange, and they can be less liquid as a result. Loss of money is a risk of investing in any of the Funds.

Financial (or credit) risk refers to the earning stability and overall financial soundness of an issuer of an equity security.

Futures risk refers to the risks that the securities, contracts, commodities or markets that are the subject of futures contracts may not perform the way that the portfolio managers expected them to perform, which could cause losses or the receipt of lower amounts of income than were anticipated.

See also: Risks of Investing in a Stock Fund, on page 19.

Bond Fund

Objective. The Fund seeks current income, with preservation of shareholders' capital a secondary objective. The Fund's securities holdings will have an average maturity that varies according to the Adviser's view of current market conditions. The term "Bond" as used in this Prospectus means debt obligations and includes bonds, notes, debentures, zero coupon securities and mortgage-backed securities.

Strategy. The Fund invests primarily in publicly-traded, investment-grade debt securities seeking to achieve current income and to preserve shareholders' capital.

•  At least 80% of the Fund's assets are invested in Bonds.

•  The Fund invests in corporate, U.S. Government securities and U.S. Government agency securities, such as bonds, notes, debentures, zero coupon securities and mortgage-backed securities.

•  The Fund generally will invest a significant portion of its assets in U.S. Government securities, corporate obligations rated BBB and mortgage-backed securities and it is possible at any given time that certain corporate bonds in the Fund's portfolio can be below investment grade. Below investment grade securities are commonly referred to as "junk bonds."

•  The Adviser evaluates each security to be purchased and selects securities based in part on interest income to be generated.

Risks. An investment in the Bond Fund is subject to market risk (the risk of price changes due to changes in the securities markets or the economic environment), which includes changes in the overall level of interest rates. Interest rate increases usually cause a decline in the value of debt securities held by the Fund. Generally, the market risk for the Bond Fund increases as the average maturity of its securities holdings lengthens. Lower rated investment-grade debt securities are subject to a greater market risk than higher rated debt securities, with adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. Mortgage-backed securities or certificates are subject to prepayment risk (shortening the term to maturity) when interest rates fall and to extension risk (lengthening the term to maturity) when interest rates rise. In the event that the Fund invests in foreign securities, foreign debt securities are subject to the risks of changes in currency or exchange rates (which impact the financial condition of the issuer), the difficulty of assessing economic or political trends in foreign countries and less liquidity and more price volatility than U.S. securities.

Mortgage-backed securities or certificates are subject to prepayment or extension risk when interest rates change. When interest rates fall, the underlying mortgages may be prepaid at a faster rate than previously assumed in pricing the mortgage-backed security, which would shorten the period to maturity. When interest rates rise, the underlying mortgages may be prepaid at a slower rate than previously assumed, which would lengthen the period to maturity. In periods of economic uncertainty, investors may favor U.S. government debt securities over debt securities of corporate issuers, in which case the value of corporate debt securities would decline in relation to the value of U.S. government debt securities. Zero coupon securities and discount notes do not pay interest, and they may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes than comparable securities that pay interest in cash at regular intervals. For example, the Fund may lose a portion of the principal amount of a zero coupon security if it sells the security after an increase in interest rates.

An investment in the Bond Fund also involves financial or credit risk, which refers to the ability of the issuer of a security to pay principal and interest as they become due. Securities rated BBB or lower have more credit risk than higher-rated securities. See also: Risks of Investing in a Bond Fund, on page 20.

•  The investment results for the Fund may be better or worse than the results for the bond markets taken as a whole. You could lose money by investing in the Fund.

Money Market Fund

Objective. The Fund seeks current income and preservation of principal to the extent consistent with maintenance of liquidity, investment quality and stability of capital.

Strategy. The Fund invests in money market instruments that meet certain requirements.

•  The average maturity of the instruments the Fund holds will be short — 90 days or less.

•  The Fund will purchase only securities that are rated in one of the two highest rating categories by at least two rating agencies, with most securities rated in the highest category.

•  The Fund will diversify its investments, limiting holdings in the securities of any one issuer (except the U.S. Government or its agencies) to 5% of assets.

The Money Market Fund pays dividends of income earned on a semi-annual basis, rather than declaring dividends daily to maintain a stable net asset value of $1.00.

•  The Fund's net asset value will generally rise during six months as the Fund earns income, before dividends are paid.

•  The Fund's net asset value will decline when the Fund declares dividends and pays income to shareholders at the end of June and December each year.

Risks. An investment in the Money Market Fund has a small amount of market risk (the risk of price changes due to changes in the securities markets or the economic environment) and a small amount of financial risk (credit risk based on the earning stability and overall financial soundness of an issuer), because the Fund holds high quality securities with short terms to maturity. The Fund has a high level of current income volatility, because its securities holdings are short term and it reinvests at current interest rates as its holdings mature. Although the Fund seeks current income and preservation of principal within its guidelines, low market interest rates can result in risk to both of these objectives, particularly after fees and expenses of the Investment Company, its Adviser and distributor, are taken into account.

A shareholder's investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money invested in this Fund.

Annual Total Returns

The bar charts below show the annual return of each Fund for the past 10 years, or for the life of the Fund if it has not been operating for 10 years. A chart illustrates the risks of investing in a particular Fund by showing changes in the Fund's performance from year-to-year during the period, but a Fund's past performance does not necessarily indicate how it will perform in the future. You also may refer to "Average Annual Total Returns" below.

Next to each chart is the Fund's highest total return for any calendar quarter, called the best quarter, and the Fund's lowest total return for any calendar quarter, called the worst quarter. These returns are an indication of the volatility of a Fund's total returns. Returns would have been lower without expense reimbursements provided by the Advisor.

Equity Index Fund:

The Equity Index Fund began operations May 3, 1999

Best Quarter: 15.31% during the second quarter 2003

Worst Quarter: (21.85%) during the fourth quarter 2008

All America Fund:

The All America Fund began operations May 1, 1996

Best Quarter: 17.85% during the fourth quarter 1999

Worst Quarter: (22.14%) during the fourth quarter 2008

Mid-Cap Equity Index Fund:

The Mid-Cap Equity Index Fund began operations September 1, 2000

Best Quarter: 17.89% during the fourth quarter 2001

Worst Quarter: (25.52%) during the fourth quarter 2008

Small Cap Value Fund

The Small Cap Value Fund began operations May 1, 2007

Best Quarter: (0.14%) during the second quarter 2008

Worst Quarter: (18.81%) during the fourth quarter 2008

Small Cap Growth Fund

The Small Cap Growth Fund began operations May 1, 2007

Best Quarter: 4.61% during the second quarter 2008

Worst Quarter: (25.05%) during the fourth quarter 2008

Bond Fund:

The Bond Fund began operations May 1, 1996

Best Quarter: 3.89% during the first quarter 2001

Worst Quarter: (2.65%) during the second quarter 2004

Money Market Fund:

The Money Market Fund began operations May 1, 1997

Best Quarter: 1.57% during the fourth quarter 2000

Worst Quarter: 0.21% during the third quarter 2003

Average Annual Total Returns (for periods ended December 31, 2008)

The table below shows average annual total returns of each Fund for the periods indicated, with after tax returns shown (for all Funds except the Money Market Fund) assuming that a shareholder (1) owned Fund shares during each entire period and (2) sold all Fund shares at the end of each period. Returns would have been lower without expense reimbursements provided by the Adviser. The table indicates the risks of investing in the Funds by comparing, for the same periods, each Fund's returns to the returns of a broad-based, unmanaged index or to Treasury Bills for the Money Market Fund. (The returns of the indexes and Treasury Bills do not reflect any management expenses or adjustments for the effect of taxes.) A Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

After tax returns shown below are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state or local taxes. Return after Taxes on Distributions and Sale of Fund Shares reflects taxes on Fund distributions and the tax impact of gains and losses recognized when Fund shares are sold.

After tax returns shown below are not applicable if you are a tax-exempt entity or hold your shares in any tax-deferred arrangement. Federal income tax rates for trusts and corporations are different than the individual marginal income tax rates used to calculate the after tax returns shown below. Your actual after tax returns will depend on your tax situation and may differ from the returns shown below.

Fund/Comparative Index(es)	Past One Year	Past Five Years*	Past Ten Years*	For Life of Fund
Equity Index Fund
Return before taxes	(37.05)%	(2.25)%	N/A	(2.59)%
Return after taxes on distributions	(37.28)%	(2.93)%	N/A	(3.17)%
Return after taxes on distributions and sales of shares	(24.02)%	(2.08)%	N/A	(2.36)%
S&P 500® Index(1)	(37.00)%	(2.19)%	N/A	(2.40)%
All America Fund
Return before taxes	(35.72)%	(2.70)%	(1.23)%	3.19%
Return after taxes on distributions	(35.91)%	(3.62)%	(2.67)%	1.65%
Return after taxes on distributions and sales of shares	(23.17)%	(2.38)%	(1.21)%	2.40%
S&P 500® Index(1)	(37.00)%	(2.19)%	(1.38)%	4.36%
Mid-Cap Equity Index Fund
Return before taxes	(36.19)%	(0.15)%	N/A	0.87%
Return after taxes on distributions	(36.75)%	(1.54)%	N/A	(0.11)%
Return after taxes on distributions and sales of shares	(22.88)%	(0.09)%	N/A	0.69%
S&P MidCap 400® Index(2)	(36.23)%	(0.08)%	N/A	1.11%
Small Cap Value Fund
Return before taxes	(27.13)%	N/A	N/A	(22.12)%
Return after taxes on distributions	(27.47)%	N/A	N/A	(22.51)%
Return after taxes on distributions and sales of shares	(17.61)%	N/A	N/A	(18.69)%
Russell 2000 Value Index(3)	(28.92)%	N/A	N/A	(24.53)%
Small Cap Growth Fund
Return before taxes	(33.52)%	N/A	N/A	(21.68)%
Return after taxes on distributions	(33.57)%	N/A	N/A	(21.72)%
Return after taxes on distributions and sales of shares	(21.79)%	N/A	N/A	(18.18)%
Russell 2000 Growth Index(3)	(38.54)%	N/A	N/A	(24.53)%
Bond Fund
Return before taxes	3.25%	3.93%	4.10%	4.98%
Return after taxes on distributions	1.50%	2.42%	2.18%	2.92%
Return after taxes on distributions and sales of shares	2.10%	2.47%	2.31%	2.99%
Barclay's Capital Aggregate Bond Index(4)	5.24%	4.65%	5.63%	6.37%
Money Market Fund	2.46%	3.34%	3.38%	3.65%
7-day current yield for the period ended 12/31/08 was 1.28%
7-day effective yield (reflecting the compounding of interest) for the period ended 12/31/08 was 1.29%
Citigroup 3 month Treasury Bill Index(5)	1.80%	3.10%	3.30%	3.54%

*  The All America and Bond Funds began operations on May 1, 1996; the Money Market Fund began operations on May 1, 1997; the Equity Index Fund began operations on May 3, 1999; the Mid-Cap Equity Index Fund began operations on September 1, 2000; and the Small Cap Value and Small Cap Growth Fund commenced operations on May 1, 2007.

(1)  The S&P 500® is the Standard & Poor's 500 Composite Stock Price Index, a market value-weighted index of the common stock prices of companies included in the S&P 500®.

(2)  The S&P MidCap 400® is the Standard & Poor's MidCap 400 Index, a market value-weighted index of 400 stocks issued by U.S. companies with medium market capitalizations.

(3)  The Russell 2000® is a market capitalization-weighted index of common stock prices of the smallest 2000 companies in the Russell 3000® (a broad index representing approximately 98% of the entire U.S. stock market). The Russell 2000 Growth® Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Value® Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

(4)  The Barclays Capital U.S. Aggregate Index is an index of U.S. government, corporate and mortgage-backed and asset-backed bond prices of investment grade bonds with maturities greater than one year and at least $150 million par amount outstanding.

(5)  The Citigroup 3-Month Treasury Bill Index is comprised of equal dollar amounts of 3-month Treasury bills purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization. "S&P 500," "S&P MidCap 400" and "Russell 2000" are the trademarks of their respective owners.

Annual Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Annual operating expenses are shown as a percentage of average net assets and are based on actual operating expenses incurred by the Fund (before reimbursement) in 2008.

	Equity Index Fund	All America Fund	Mid-Cap Equity Index Fund	Small Cap Value Fund	Small Cap Growth Fund	Bond Fund	Money Market Fund
Shareholder Fees	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.13%	0.50%	0.13%	0.85%	0.85%	0.45%	0.20%
Other Expenses	0.36	0.36	0.36	0.36	0.36	0.36	0.36
Total Annual Fund Operating Expenses	0.49%	0.86%	0.49%	1.21%	1.21%	0.81%	0.56%
Expense Reimbursement*	(0.36)	(0.36)	(0.36)	(0.36)	(0.36)	(0.36)	(0.36)
Net Expenses	0.13%	0.50%	0.13%	0.85%	0.85%	0.45%	0.20%

Note: The Investment Company reserves the right to impose a wire transfer charge when a shareholder's redemption proceeds are less than $5,000.

*  The Adviser (see, "the Adviser") contractually agreed beginning as of April 1, 2002 to limit each Fund's total operating expenses (excluding taxes, brokerage commissions, extraordinary expenses and other fees related to Portfolio Transactions) to its investment management fees. This contractual obligation remains in effect for the year 2009 and will continue for each following calendar year unless the Adviser gives notice of termination to the Investment Company within two weeks before the next calendar year begins. The Adviser voluntarily limited the Funds' expenses since the inception of each Fund, prior to providing the contractual expense limitation commencing April 1, 2002.

Example:

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes for each Fund that:

•  you make an investment of $10,000,

•  you have a 5% annual return on your investment,

•  all dividends and distributions are reinvested,

•  Fund operating expenses during the periods shown are limited by the Adviser to the amount of the advisory fees only during year 1, and

•  you redeem all of your shares at the end of the periods shown.

Although your costs may be higher or lower, your cost based on these assumptions would be:

	1 Year	3 Years(1)	5 Years(1)	10 Years(1)
Equity Index Fund	$13	$121	$241	$595
All America Fund	$51	$241	$450	$1,072
Mid-Cap Equity Index fund	$13	$121	$241	$595
Small Cap Value Fund	$87	$354	$648	$1,523
Small Cap Growth Fund	$87	$354	$648	$1,523
Bond Fund	$46	$225	$422	$1,007
Money Market Fund	$20	$144	$280	$685

(1)  The expenses used in the example, other than for 1 Year, are shown in the table above without reimbursement of expenses by the Adviser.

MANAGEMENT OF THE FUNDS

The Advisory contract is renewed for one-year periods, as approved by the Board of Directors of the Investment Company. The Advisory contract has been renewed for the year 2009. Information regarding the basis for the approval of the contract renewal by the Board will be included in the semiannual report to shareholders for the period ending June 30, 2009.

The Adviser

Mutual of America Capital Management Corporation, 320 Park Avenue, New York, New York 10022-6839 (the Adviser or Capital Management) is the investment adviser for the Funds of the Investment Company. The Adviser has been managing the assets of Mutual of America Life Insurance Company's general account and funds of another registered investment company since 1993 and the funds of the Investment Company since its inception. The Adviser had total assets under management of approximately $8.7 billion at December 31, 2008. As Adviser, Capital Management:

•  places orders for the purchase and sale of securities,

•  engages in securities research,

•  makes recommendations to and reports to the Investment Company's Board of Directors,

•  provides certain administrative services for the Funds, and

•  provides the office space, facilities, equipment, material and personnel necessary to perform its duties.

For its investment management services, the Adviser receives compensation from each Fund at an annual rate of the Fund's net assets, calculated as a daily charge. These annual rates, which are applicable during 2009, are:

•  Equity Index Fund — .125%

•  All America Fund — .50%

•  Mid-Cap Equity Index Fund — .125%

•  Small Cap Value Fund — .85%

•  Small Cap Growth Fund — .85%

•  Bond Fund — .45%

•  Money Market Fund — .20%

The Adviser limits the expenses of each Fund, other than for brokers' commissions, extraordinary expenses, transfer taxes and other fees relating to portfolio transactions, to the amount of the investment advisory fee paid by the Fund to the Adviser. The Adviser's obligation was contractual beginning on April 1, 2002, and the Adviser may discontinue the expense limitation thereafter by written notice to the Fund given within the last two weeks of a calendar year. The contractual expense limitation remains in effect for 2009. The Adviser voluntarily limited the Funds' expenses since inception, prior to providing the contractual expense limitation commencing on April 1, 2002. See "Annual Fees and Expenses."

Mutual of America Securities Corporation, 320 Park Avenue, New York, New York 10022-6839 (the "Distributor"), is the principal underwriter and distributor of Fund shares. The Distributor and the Adviser have entered into an agreement which provides that the Adviser shall pay the Distributor in connection with its services as principal underwriter and distributor of the shares of the Investment Company a fee not to exceed the amount of Distributor's actual annual operating expenses to perform such services (the "Agreement"). Since May 1, 1996, the Distributor had provided services as principal underwriter and distributor of the shares of the Investment Company without being paid a fee. The Agreement is effective January 1, 2008. Payments under the Agreement will be made from the Adviser's own funds and will result in no additional costs to the Investment Company or its shareholders. Furthermore, there will be no pass-through of the payments under the Agreement to the Investment Company and there will be no change in the Adviser's investment advisory fees charged to the Investment Company, or to the Adviser's contractual expense limitation agreement with the Investment Company (which limits each Fund's total expenses (excluding taxes, brokerage commissions, extraordinary expenses, transfer taxes and other fees related to portfolio transactions) to its respective investment advisory fee), by reason of the Agreement.

Portfolio Managers

The person(s) primarily responsible for the day-to-day management of the Funds' investment portfolios are listed below. No information is given for the Money Market Fund because of the type of investments it makes. The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Investment Company.

Thomas J. Dillman, Executive Vice President of the Adviser, joined the Adviser in August, 2003. Prior to joining the Adviser, Mr. Dillman was Director of Equity Research at Deutsche Bank, and prior to that he was head of research at State Street Research. He has approximately 28 years of investment management experience, with an emphasis on senior research roles. He has been managing the large cap portfolio of the All America Fund for approximately 3 years.

Andrew L. Heiskell, Executive Vice President of the Adviser, has more than 34 years of experience in selecting securities for, and managing, fixed-income portfolios. Mr. Heiskell has been employed by the Adviser since 1993. He has managed the Bond Fund since its inception, or approximately 13 years, and for the last 5 years as co-manager with Gary P. Wetterau.

Eleanor Innes, Second Vice President of the Adviser handles indexed investments. The indexed assets of the All America Fund are invested by a process which is supervised by Eleanor Innes who joined the Adviser in 2000 from Nikko Global Asset Management (USA), Inc. and has approximately 16 years of experience in the financial industry. For a significant portion of her first year at the Adviser, she was a marketing assistant. Thereafter, she has performed research and has assisted portfolio managers in managing equity funds, as well as overseeing the index funds' investment and performance. Ms. Innes has been responsible for the indexed portfolio of the All America Fund, and for the Equity Index Fund and the Mid-Cap Equity Index Fund for approximately 7 years.

Stephen J. Rich, Executive Vice President of the Adviser, joined the Adviser in February 2004 from his position as Vice President, Senior Portfolio Manager at J.P. Morgan Fleming Asset Management Inc. He has approximately 18 years of experience selecting securities for, and managing, equity portfolios. Mr. Rich was a portfolio manager at J.P. Morgan Fleming for 2 years prior to joining the Adviser where he was responsible for managing small cap portfolios. He has managed the small cap value portfolio of the All America Fund for approximately 5 years. He has managed the Small Cap Value Fund for approximately 2 years, since its inception.

Marguerite Wagner, Executive Vice President of the Adviser joined the Adviser in 2005 from her position as Managing Director, Senior Portfolio Manager at Citigroup Asset Management. She has approximately 24 years of experience selecting securities for, and managing, equity portfolios. She has managed the small cap growth portfolio of the All America Fund for approximately 3 1/2 years. She has managed the Small Cap Growth Fund for approximately 2 years, since its inception.

Gary P. Wetterau, Executive Vice President of the Adviser, joined the Adviser in August 1995 from his position of Assistant Vice President and Portfolio Manager of M.D. Sass. He has over 21 years of experience in selecting securities for and managing fixed income portfolios. Mr. Wetterau has managed fixed income portfolios for the Adviser and currently manages mortgage-backed securities portfolios. He has served as co-manager of the Bond Fund for approximately 5 years.

All America Fund

The large cap segment of the All America Fund is managed by a team of research analysts overseen by Thomas J. Dillman, Executive Vice President of the Adviser, who makes all portfolio management decisions. The small cap value segment of the Fund is managed by Stephen J. Rich, Executive Vice President of the Adviser, and the small cap growth segment of the Fund is managed by Marguerite Wagner, Executive Vice President of the Adviser. The index portion of the Fund is overseen by Eleanor Innes, Second Vice President of the Adviser. Please see "Portfolio Managers" above for information about individual portfolio managers.

Mid Cap Equity Index Fund and Equity Index Fund

Eleanor Innes, Second Vice President of the Adviser, supervises the investment process for the assets of the Equity Index Fund and Mid Cap Equity Index Fund. Please see "Portfolio Managers" above for information about individual portfolio managers.

Small Cap Value Fund

The Small Cap Value Fund is managed by Stephen J. Rich, Executive Vice President of the Adviser. Please see "Portfolio Managers" above for information about individual portfolio managers.

Small Cap Growth Fund

The Small Cap Growth Fund is managed by Marguerite Wagner, Executive Vice President of the Adviser. Please see "Portfolio Managers" above for information about individual portfolio managers.

Bond Fund

Andrew L. Heiskell, Executive Vice President of the Adviser, establishes the fixed income investment strategy and oversees the day-to-day operations of the Bond Fund and the Mid-Term Bond Fund. Gary P. Wetterau, Executive Vice President of the Adviser, manages the mortgage-backed segment of each Fund. Please see "Portfolio Managers" above for information about individual portfolio managers.

DETAILS ABOUT HOW OUR FUNDS INVEST AND RELATED RISKS

Below is a discussion of the strategies the Funds currently follow to seek to achieve their investment objectives. If a Fund has an investment strategy of investing at least 80% of its assets in a particular class or type of security, the Investment Company will not change that strategy unless it gives at least 60 days' notice to shareholders. See also "Summary of How Our Funds Invest", above.

Investment Objectives and Strategies

Equity Index Fund: The investment objective of the Equity Index Fund is to provide investment results that correspond to the performance of the S&P 500® Index.

The Fund seeks to achieve its objective primarily by:

•  Purchasing shares of the 500 common stocks that are included in the S&P 500® Index.

•  At least 80% of the Fund's assets are invested in securities included in the S&P 500® Index.

•  Stocks are selected in the order of their weightings in the S&P 500® Index, beginning with the heaviest weighted stocks.

•  The percentage of the Fund's assets invested in each of the selected stocks is approximately the same as the percentage the stock represents in the S&P 500® Index.

•  The Fund attempts to be fully invested at all times, to the extent practicable, in the stocks that comprise the S&P 500® Index.

•  Purchasing futures contracts on the S&P 500® Index and options on futures contracts on the S&P 500® Index to invest cash prior to the purchase of common stocks, in an attempt to have the Fund's performance more closely correlate with the performance of the S&P 500® Index.

The Adviser uses a computer program and other information to determine which stocks are to be purchased or sold to more closely follow the S&P 500® Index. From time to time, the Fund makes adjustments in its portfolio (rebalances) because of changes in the composition of the S&P 500® Index or in the valuations of the stocks within the Index relative to other stocks within the Index.

The Fund's investment performance may not precisely duplicate the performance of the S&P 500® Index, due to cash flows in and out of the Fund and investment timing considerations. The Fund also pays investment advisory expenses that are not applicable to an unmanaged index such as the S&P 500® Index.

The Fund's ability to duplicate the performance of the S&P 500® Index depends to some extent on the size of the Fund's portfolio. Mutual of America Life Insurance Company ("Mutual of America"), the indirect parent corporation of the Adviser, currently intends to maintain an investment in the Fund, if necessary so that the Fund's assets are at least $15 million at any time.

Mutual of America had no investment in the Fund as of December 31, 2008.

Standard & Poor's ("S&P") does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. "Standard & Poor's®," "S&P®," the "S&P 500 Index®" and the "S&P MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company's Adviser. Standard & Poor's has no obligation or liability for the sale or operation of the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund and makes no representation as to the advisability of investing in the Funds.

All America Fund: The investment objective of the All America Fund is to outperform the S&P 500® Index by investing in a diversified portfolio of primarily common stocks.

At least 65% of the All America Fund's total assets will be invested in equity securities under normal market conditions. The issuers of at least 80% of the Fund's total assets will be United States corporations or entities.

Indexed Assets. The Fund invests approximately 60% of its assets to provide investment results that correspond to the performance of the S&P 500® Index. This portion of the All America Fund is called the "Indexed Assets". The Fund invests Indexed Assets in the 500 common stocks included in the S&P 500® Index and in futures contracts on the S&P 500® Index. The Fund attempts to match the weightings of stocks in the Indexed Assets with the weightings of those stocks in the S&P 500® Index, and it periodically rebalances the Indexed Assets to maintain those weightings.

The Fund's ability to duplicate the performance of the S&P 500® Index depends to some extent on the size of the Fund's portfolio. Mutual of America currently intends to maintain an investment in the Fund so that the Fund's assets are at least $15 million at any time.

Mutual of America's investment in the Fund was approximately $15.3 million as of December 31, 2008. When Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains (or losses) that will be included in the next annual distribution to shareholders. See "Shareholder Taxation".

Active Assets. The Fund invests approximately 40% of its assets to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market. The Adviser actively manages this portion of the All America Fund, which is called the "Active Assets".

If the Adviser actively trades the Fund's portfolio securities, the Fund will incur higher transaction costs, which may reduce investment performance. In addition, the Fund may realize capital gains that are distributed to shareholders and may be taxable.

The Adviser periodically rebalances assets in the All America Fund to retain the approximate 60%/40% relationship between Indexed Assets and Active Assets, based on then current market values. The Fund tries to maintain the Active Assets, to the extent possible, invested approximately one-half in growth stocks and one-half in value stocks.

Small, Mid- and Large Capitalization Value Stocks. The Adviser generally invests in stocks that it considers undervalued and with the potential for above average investment returns. Companies with small market capitalizations whose stocks the Adviser selects may have limited Wall Street research coverage and low institutional ownership, which may make the stocks more difficult to sell in certain market conditions.

•  The Adviser seeks securities that it believes have a depressed valuation compared to their previous valuations or compared to a universe of peer companies. The Adviser identifies such securities primarily through consideration of actual and expected earnings and cash flow.

•  Stocks issued by companies with large market capitalizations generally will have lower than average price volatility and low price/earning ratios, and generally will have current yields greater than the average of the S&P 500® Index.

Small, Mid- and Large Capitalization Growth Stocks. The Adviser invests in stocks that it considers to be fundamentally sound with the potential for above average earnings growth and long-term capital appreciation. Companies with small market capitalizations whose stocks the Adviser selects may have limited Wall Street research coverage and low institutional ownership, which may make the stocks more difficult to sell in certain market conditions.

•  The securities of these companies often are traded in the over-the-counter market.

•  The securities at the time of purchase usually will be issued by companies that have market capitalizations not larger than the capitalization of the largest company in the Russell 2500® Index.

The Adviser at times actively trades the securities in its portion of the All America Fund, depending on market conditions.

The Adviser uses a bottom-up approach in selecting stocks for its portion of the Fund, placing primary emphasis on evaluating each issuer of securities through in-house analysts before making an investment and less emphasis on changes in the economy or the industry in which the issuer operates.

Mid-Cap Equity Index Fund: The investment objective of the Mid-Cap Equity Index Fund is to provide investment results that correspond to the performance of the S&P MidCap 400® Index.

The Fund seeks to achieve its objective primarily by:

•  Purchasing shares of the 400 common stocks that are part of the S&P MidCap 400® Index.

•  Stocks are selected in the order of their weightings in the S&P MidCap 400® Index, beginning with the heaviest weighted stocks.

•  The percentage of the Fund's assets invested in each of the selected stocks is approximately the same as the percentage the stock represents in the S&P MidCap 400® Index.

•  The Fund attempts to be fully invested at all times, to the extent practicable, in the stocks that comprise the S&P MidCap 400® Index.

•  Purchasing futures contracts on the S&P MidCap 400® Index and options on futures contracts on the S&P 400® Index to invest cash prior to the purchase of common stocks, in an attempt to have the Fund's performance more closely correlate with the performance of the S&P MidCap 400® Index.

The Adviser uses a computer program and other information to determine which stocks are to be purchased or sold to more closely follow the S&P MidCap 400® Index. From time to time, the Fund makes adjustments in its portfolio (rebalances) because of changes in the composition of the S&P MidCap 400® Index or in the valuations of the stock within the Index relative to other stocks within the Index.

There is a risk that the Fund's investment performance may not precisely duplicate the performance of the S&P MidCap 400® Index, due to cash flows in and out of the Fund and investment timing considerations. The Fund also pays investment advisory expenses that are not applicable to an unmanaged index such as the S&P MidCap 400® Index.

The Fund's ability to duplicate the performance of the S&P MidCap 400® Index depends to some extent on the size of the Fund's portfolio. Mutual of America currently intends to maintain an investment in the Fund so that the Fund's assets are at least $15 million at any time.

Mutual of America's investment in the Fund was approximately $23.1 million as of December 31, 2008. When Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains (or losses) that will be included in the next annual distribution to shareholders. See "Shareholder Taxation".

Small Cap Value Fund: The investment objective of the Small Cap Value Fund is capital appreciation.

The Fund invests in value stocks. At least 85% of the Small Cap Value Fund's total assets will be invested in equity securities under normal market conditions and at least 80% of the Fund's total assets will be invested in small cap value stocks.

•  The Fund invests in value stocks issued by companies with small-sized market capitalizations the Adviser believes to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential.

The Adviser uses a "bottom-up" approach in selecting stocks for the Fund, placing primary emphasis on evaluating an issuer of securities before purchasing those securities for the Fund, and less emphasis on possible changes in the general economy or the industry in which the issuer operates. The Adviser continually reviews the universe of companies with small market capitalizations to identify securities with value characteristics that meets its requirements. In evaluating an individual security, the Adviser determines the security's valuation relative to other securities in the same sector or industry.

Some of the stocks the Fund purchases have small market capitalizations and may be traded over-the-counter instead of on an exchange. During different market cycles, value stocks may be out of favor with investors and may have more market risk (price volatility) than other categories of stocks.

Mutual of America's investment in the Fund was approximately $1.3 million as of December 31, 2008. When Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains (or losses) that will be included in the next annual distribution to shareholders. See "Shareholder Taxation".

Small Cap Growth Fund: The investment objective of the Small Cap Growth Fund is capital appreciation.

The Fund invests in growth stocks. At least 85% of the Small Cap Growth Fund's total assets will be invested in equity securities under normal market conditions and at least 80% of the Fund's total assets will be invested in small cap growth stocks.

•  The Fund invests in growth stocks issued by companies with small-sized market capitalizations the Adviser believes to possess above-average growth potential.

The Adviser uses a "bottom-up" approach in selecting stocks for the Fund, placing primary emphasis on evaluating an issuer of securities before purchasing those securities for the Fund, and less emphasis on possible changes in the general economy or the industry in which the issuer operates. The Adviser continually reviews the universe of companies with small market capitalizations to identify securities with growth characteristics that meets its requirements. In evaluating an individual security, the Adviser determines the security's valuation relative to other securities in the same sector or industry.

Some of the stocks the Funds purchases have small market capitalizations and may be traded over-the-counter instead of on an exchange. During different market cycles, growth stocks may be out of favor with investors and may have more market risk (price volatility) than other categories of stocks.

Mutual of America's investment in the Fund was approximately $1.3 million as of December 31, 2008. When Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains (or losses) that will be included in the next annual distribution to shareholders. See "Shareholder Taxation".

Bond Fund: The primary investment objective of the Bond Fund is to provide a high level of current income. A secondary objective is preservation of shareholders' capital.

The average maturity of the debt securities held by the Bond Fund will vary according to market conditions and the stage of the interest rate cycle. The Fund's Adviser anticipates that the average maturity of the Fund's securities holdings will be between five and ten years.

The Fund invests in Bonds, which have a maturity of at least one year, and in short term fixed income securities. At least 80% of the Fund's assets are invested in investment grade debt obligations issued by U.S. corporations or issued by the U.S. Government or its agencies.

•  The Fund invests in various types of debt securities, including bonds, mortgage-backed securities, zero coupon securities and asset-backed securities, with ratings that range from AAA to BBB at the time of purchase.

•  The percentage of the Fund's portfolio invested in particular types of securities will vary, depending on market conditions and the Adviser's assessment of the income and returns available from corporate securities in relation to the risks of investing in other types of fixed-income securities.

•  At December 31, 2008, the Bond Fund's net assets were invested approximately 38% in corporate debt securities, 11% in U.S. Government securities and 50% in U.S. Government agency securities, including 40% in mortgage-backed securities. At that date the Fund had 73% of its net assets in obligations rated AAA to A, approximately 23% in corporate obligations rated BBB, and 3% in corporate obligations rated below investment grade or unrated.

•  The Fund may invest in foreign securities.

The Adviser uses a "bottom-up" approach in selecting debt securities for the Fund. This means that the Adviser places primary emphasis on evaluating an issuer of securities before making an investment, and less emphasis on possible changes in the economy or the industry in which the issuer operates. The Adviser's approach generally is to purchase securities for income. In selecting an individual security, it reviews historical financial measures and considers the price and yield relationship to other securities to determine a proper relative value for the security. The Fund may hold securities that have been downgraded when the Adviser considers the securities to be undervalued due to factors such as lack of liquidity or uncertainty in the marketplace.

The Fund generally purchases and sells securities without attempting to anticipate interest rate changes. The Adviser may sell a security that it considers to have become overvalued relative to alternative investments, and reinvest in an alternative security.

Mutual of America's investment in the Fund was approximately $6.5 million as of December 31, 2008. When Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains (or losses) that will be included in the next annual distribution to shareholders. See "Shareholder Taxation".

Money Market Fund: The investment objective of the Fund is to realize current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital.

In selecting specific investments for the Fund, the Adviser seeks securities or instruments with the highest yield or income that meet the following requirements.

•  The Fund invests only in money market instruments and other short-term debt securities, including commercial paper issued by U.S. corporations and in U.S. Government and U.S. Government agency securities. At December 31, 2008, 80% of the Fund's assets were invested in commercial paper and 20% in U.S. Government agency discount notes.

•  All of the securities the Fund purchases have a rating in one of the two highest rating categories from at least two nationally recognized rating agencies, and substantially all (at least 95%) have a rating in the highest category from at least two of these rating agencies.

•  At the time of purchase, a security must mature in 13 months or less (or 25 months for U.S. Government securities). The dollar-weighted average maturity of the Fund's securities must be 90 days or less.

•  The Fund will not invest more than 5% of its total assets in the securities of any one issuer, other than U.S. Government or agency securities.

The Fund does not maintain a stable net asset value. Income the Fund earns on its portfolio holdings increases the Fund's net asset value per share until the Fund declares a dividend. The Fund declares a dividend of net investment income at least semi-annually, and the Fund's net asset value per share declines as a result of the distribution to its shareholders.

The Fund uses the amortized cost method of valuing securities that have a remaining term to maturity of 60 days or less. Because the Fund uses market value for securities that mature in more than 60 days, the Fund does not invest more than 20% of its assets in these securities, to limit the possibility of a decline in the Fund's net asset value.

An investment in the Fund has little market or financial risk but a relatively high level of current income volatility, because its portfolio holdings are high quality instruments that have a short time to maturity. Investments in the Money Market Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. Government agency. Although the Fund seeks current income and preservation of principal, within its guidelines, low market interest rates can result in risk to both of these objectives, particularly after fees and expenses of the Investment Company, its Adviser and distributor are taken into account. It is possible to lose money invested in this Fund.

Mutual of America's investment in the Fund was approximately $1.3 million as of December 31, 2008.

Risks of Investing in a Stock Fund

When you invest in a stock fund, you should consider that:

•  The fund is subject to market risk — the value of your investment will go up or down, depending on movements in the stock markets. As a result, you may lose money from your investment, or your investment may increase in value.

•  The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

•  The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, stock selection by a Fund's investment adviser(s) will impact the Fund's performance.

•  The prices and investment performance of stocks that are issued by companies with smaller market capitalizations may fluctuate more than the prices and investment performance of stocks that are issued by companies with larger market capitalizations.

•  A Fund may have more difficulty selling a small capitalization stock or any stock that trades "over-the-counter", as compared to larger capitalization stocks or stocks that trade on a national or regional stock exchange.

•  Value stocks and growth stocks usually have different investment results, and either investment style may become out of favor with stock investors at a given time.

•  American Depositary Receipts (ADRs), which are U.S. dollar-denominated and represent the deposit with U.S. banks of the securities of foreign issuers, are subject to the risks of changes in currency or exchange rates (which impact the value of the issuer) and the difficulty of assessing economic or political trends in foreign countries.

•  See Risks of Investing in Equity Securities

Risks of Investing in a Bond Fund

When you invest in a bond fund, you should consider that:

•  The fund has market risk — the value of your investment will go up or down depending on movements in the bond markets. As a result, you may lose money from your investment, or your investment may increase in value.

•  The investment results for a particular Fund may be better or worse than the results for the comparable bond market taken as a whole, depending on the type of debt securities in which the Fund invests.

•  The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, security selection by a Fund's investment adviser will impact the Fund's performance.

•  Changes in prevailing interest rates usually will impact the value of debt securities. The longer the time period before the security matures (or is expected to be redeemed), the more impact interest rate changes will have on the price of the bond. When interest rates rise, the prices of outstanding debt securities tend to fall. When interest rates fall, the prices of outstanding debt securities tend to rise.

•  Mortgage-backed securities or certificates are subject to prepayment or extension risk when interest rates change. When interest rates fall, the underlying mortgages may be prepaid at a faster rate than previously assumed in pricing the mortgage-backed security, which would shorten the period to maturity. When interest rates rise, the underlying mortgages may be prepaid at a slower rate than previously assumed, which would lengthen the period to maturity.

•  In periods of economic uncertainty, investors may favor U.S. government debt securities over debt securities of corporate issuers, in which case the value of corporate debt securities would decline in relation to the value of U.S. government debt securities.

•  Zero coupon securities and discount notes do not pay interest, and they may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes than comparable securities that pay interest in cash at regular intervals. For example, the Fund may lose a portion of the principal amount of a zero coupon security if it sells the security after an increase in interest rates.

•  Unrated securities or securities rated below investment grade may be subject to a greater market risk than higher rated (lower yield) securities. Since lower rated and unrated securities are generally issued by corporations that are not as creditworthy or financially secure as issuers of higher rated securities, there is a greater risk that issuers of lower rated (higher yield) securities will not be able to pay the principal and interest due on such securities, especially during periods of adverse economic conditions.

•  Foreign debt securities are subject to the risks of changes in currency or exchange rates (which impact the financial condition of the issuer), the difficulty of assessing economic or political trends in foreign countries and less liquidity and more price volatility than U.S. securities.

•  The prices of debt securities may be subject to significant volatility, and volatility has generally increased in recent years.

Specific Investments or Strategies, and Related Risks

This section provides additional information about certain of the investment strategies used by the Funds.

Options and Futures Contracts

Investment Strategies. All of the Funds (other than the Money Market Fund) may purchase and sell put and call options, futures contracts and options on futures contracts. Depending on the types of securities in which a Fund invests, the contracts relate to fixed-income securities (including U.S. Government and agency securities), equity securities or indexes of securities. All contracts must relate to U.S. issuers or U.S. stock indexes.

A put option on a security gives the Fund the right to sell the security at a certain price. The purchase of a put option on a security protects the Fund against declines in the value of the security. A Fund may buy a put option contract on a security only if it holds the security in its portfolio.

A call option on a security gives the Fund the right to buy the security at a certain price. The purchase of a call option on a security protects the Fund against increases in the value of the security that it is considering purchasing. A Fund may sell a call option contract on a security only if it holds the security in its portfolio (a covered call).

A Fund may use futures contracts, or options on futures contracts, to protect against general increases or decreases in securities' prices:

•  When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund's net asset value may be offset, in whole or in part, by corresponding gains on the futures position.

•  When a Fund anticipates a general increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

Risks from Options and Futures Contracts. Risks to a Fund in options and futures transactions include the following:

•  The securities held in a Fund's portfolio may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

•  A Fund purchasing an option may lose the entire amount of the premium plus related transaction costs.

•  If a Fund has written a covered call option and the price of the underlying security increases sufficiently, the option may be exercised. The Fund will be required to sell the security at a price below current market value, with the loss offset only by the amount of the premium the Fund received from writing the option.

•  Loss of principal invested is possible under certain circumstances.

Redeemable Securities

An issuer of debt securities, often has the right after a period of time to redeem (call) securities prior to their stated maturity date, either at a specific date or from time to time. When interest rates rise, an issuer of debt securities generally is less likely to redeem securities that were issued at a lower interest rate, or for a lower amount of original issue discount in the case of the zero coupon securities. In such instance, the period until redemption or maturity of the security may be longer than the purchaser initially anticipated, and the market value of the debt security may decline. If an issuer redeems a security when prevailing interest rates are relatively low, a Fund may be unable to reinvest proceeds in comparable securities with similar yields.

Mortgage-Backed Securities

The Bond Fund, as well as the All America Fund, may invest in mortgage-backed securities. These securities represent interests in pools of mortgage loans, or they may be collateralized mortgage obligations secured by pools of mortgage loans ("CMOs"). Holders of mortgage-backed securities receive periodic payments that consist of both interest and principal from the underlying mortgages.

Some mortgage-backed securities are issued by private corporations. Mortgage-backed securities also include securities guaranteed by the Government National Mortgage Association ("Ginnie Maes"), securities issued by the Federal National Mortgage Association ("Fannie Maes"), participation certificates issued by the Federal Home Loan Mortgage Corporation ("Freddie Macs"). The timely payment of principal and interest is backed by the full faith and credit of the U.S. Government ('full faith and credit") in the case of Ginnie Maes, but Fannie Maes and Freddie Macs are not full faith and credit obligations.

Risks from Mortgage-Backed Securities. Characteristics of underlying mortgage pools vary, and it is not possible to precisely predict the realized yield or average life of a particular mortgage-backed security, because of the principal prepayment feature inherent in the security. In addition, terms and features of some underlying mortgages may increase the likelihood of defaults by borrowers due to declining collateral values, inability of borrowers to make scheduled payments upon interest rate resets and other factors.

•  A decline in interest rates may lead to increased prepayment of the underlying mortgages, and the securityholder may have to reinvest proceeds received at lower yields. Unscheduled or early payments on the underlying mortgages may shorten the effective maturity of a mortgage-backed security and could negatively affect the yield and price of the security.

•  An increase in interest rates may lead to prepayment of the underlying mortgages over a longer time period than was assumed when the mortgage-backed security was purchased, and the securityholder may not receive payments to reinvest at higher rates of return. Delay in payments on the underlying mortgages may lengthen the effective maturity of the security and could negatively affect the price and yield of the security.

•  Mortgage-backed securities issued by private corporations generally will have more credit risk than securities issued by U.S. Government agencies. Freddie Mac and Fannie Mae mortgage-backed securities, which are not full faith and credit obligations, may have more credit risk than Ginnie Mae securities.

Disclosure of Portfolio Securities Information

A description of the Investment Company's policies and procedures with respect to the disclosure of the Investment Company's portfolio securities is available in the Statement of Additional Information. See the back cover for information on how to obtain a copy of the Statement of Additional Information which is available on the Fund's website: http://www.institutionalfunds.com.

INFORMATION ABOUT FUND SHARES

Pricing of Funds' Shares

The purchase or redemption price of a Fund share is equal to its net asset value ("NAV") that we next calculate after we receive the purchase or redemption order.

A Fund's net asset value per share is equal to the sum of the value of the securities it holds plus any cash or other assets (including accrued interest and dividends), minus all liabilities (including accrued expenses) divided by the number of shares outstanding. The Adviser calculates a Fund's net asset value as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading (a "Valuation Day"). The Exchange usually closes at 4:00 p.m. Eastern Time but sometimes closes earlier.

•  In determining a Fund's net asset value, the Adviser uses market value.

•  If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value (the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium).

•  If there are any equity or debt securities or assets for which market quotations are not readily available, the Adviser will use fair value pricing, as determined in good faith by, or under the direction of, the Board of Directors of the Investment Company.

Fair Value Pricing. The Investment Company strictly complies with Rule 22c-1 of the Investment Company Act of 1940 in calculating the net asset value of its shares each business day. A daily pricing routine is followed, which contains controls to ensure that all prices are properly obtained and recorded in conjunction with a computer program. Prices are obtained from Bloomberg for equities and from FT Interactive Data for fixed income securities. In the event that a price is missing from the automatic data transmission, it is obtained from these sources manually. In the unusual event that Bloomberg or FT Interactive cannot supply a price, a secondary pricing source approved in advance by the Investment Company's Board of Directors is used. In the event that the secondary source cannot supply a price, then fair value pricing is used. All prices are reviewed for reasonableness by the Finance Division Pricing Unit of the Insurance Company, pursuant to an agreement with the Adviser. In the event that the pricing unit disagrees with the primary and secondary pricing sources' price determinations, or there is a material occurrence which is reasonably likely to have a substantial effect on the prices received from the pricing sources mentioned above or the net asset value calculated from all prices received by the Investment Company, fair value pricing will be applied to arrive at a correct price or net asset value as the case may be. Fair Value is determined by a Valuation Committee appointed by the Investment Company's Board of Directors. The effects of using fair value pricing are to conform the prices recorded and utilized by the Investment Company in determining its net asset value to the amounts that the Investment Company reasonably views as accurate. When Fair Value Pricing takes place, the prices of the securities in a portfolio that are used in creating its net asset value may differ from published or quoted prices for the same securities.

Purchases of Fund Shares

Only institutional investors may purchase Fund shares. Institutional investors primarily include endowments, foundations, corporations, not-for-profit corporations, municipalities and other public entities, and trusts. There is no sales charge for the purchase of Fund shares.

The Distributor is the principal underwriter and distributor of Fund shares. The Distributor has field offices throughout the United States for the offering and sale of shares of the Investment Company's Funds.

A shareholder must pay the purchase amount by wire transfer of Federal Funds. Wire transfers for purchases should be made on any day on which the Investment Company, Federal Reserve Bank of New York and the Investment Company's custodian and transfer agent are open and the New York Stock Exchange is open. For example, if a wire transfer is made on a day the New York Stock Exchange is closed but the Investment Company's transfer agent is open (such as Good Friday), the purchase will be effective as of the next Valuation Day (see definition under "Pricing of Funds' Shares" above).

Initial purchases must be in at least the amount of $25,000 and each subsequent investment must be at least $5,000. The Investment Company reserves the right to reject any purchase order, to increase or decrease the minimum required initial and subsequent investments and to waive the minimum for an initial investment or for subsequent investments.

Breakpoint Discounts

Since the Investment Company does not charge front end or back end sales charges, there are no breakpoint discounts.

Redemptions of Fund Shares

A shareholder at any time may redeem (sell) shares of the Fund(s) that the shareholder owns. There is no deferred sales charge when a shareholder redeems shares of the Funds.

If a shareholder's redemption order is received by the close of the New York Stock Exchange trading, generally 4:00 p.m. Eastern Time on a Valuation Day (see definition under "Pricing of Funds' Shares"), the redemption proceeds usually will be transmitted on a trade date-plus-one basis (the next Valuation Day). Wire Transfers of redemption proceeds cannot be made on days the transfer agent is closed. See "Wire Transfer Days" under "How to Purchase Shares of the Funds".

We pay redemption proceeds normally within seven days of receipt of the redemption request, unless the Investment Company suspends or delays payment of redemption proceeds as permitted in accordance with SEC regulations.

A shareholder will receive redemption proceeds in cash deposited to its bank account via wire transfer, except that the Investment Company reserves the right to redeem shares by the delivery, in whole or in part, of readily marketable securities instead of cash when a shareholder's redemption proceeds total more than 10% of the net asset value of a Fund.

The Investment Company reserves the right to redeem, upon not less than 30 days' written notice, all shares in a shareholder's Fund account when the aggregate value of the shares is less than $5,000, even if the account balance has fallen below $5,000 due to a decline in the value of Fund shares.

Exchanges of Fund Shares

A shareholder may exchange shares of one Fund for shares of another Fund. An exchange is the redemption of the shares from one Fund and the application of the redemption proceeds to the immediate purchase of shares of another Fund on a Valuation Day.

The Investment Company may terminate or modify the terms of the exchange privilege upon 30 days' written notice to shareholders. The Investment Company may refuse to implement the purchase side of any exchange request that it concludes is based on a market timing or asset allocation strategy if the Investment Company determines the exchange would be disruptive to a Fund. See "Frequent Purchases and Redemptions of Fund Shares."

How to Purchase Shares of the Funds

In order to comply with Federal laws and regulations to prevent the funding of terrorism and money laundering activities, we may refuse to accept funds or issue shares or effect subsequent transactions, including accepting additional purchases. These actions will be taken at our sole discretion or when we are required or compelled to do so by a government authority or applicable law.

Application:  A prospective purchaser must complete an application, including any required resolutions, as described in the application. You may obtain additional applications by calling the Investment Company at 1-800-914-8716.

Application Delivery:  A prospective purchaser must deliver a completed application to a registered representative of the Distributor. Registered representatives are employees of Mutual of America Life Insurance Company.

Application Approval:  After the Investment Company and Distributor have approved an application, the registered representative (or the Investment Company) will notify the prospective purchaser that the account has been established and that the purchaser may transmit the initial purchase amount.

Minimum Purchase:  A shareholders' initial purchase must total at least $25,000, and subsequent purchases must total at least $5,000. These minimums are subject to waiver in the discretion of the Investment Company.

Wire Transfer of Funds:  An investor must send all purchase amounts by wire transfer of Federal Funds to the Investment Company's account at its transfer agent, on a day the New York Stock Exchange is open for trading and banks are open for wires. Your bank may charge you a fee for the wire transfer. Your bank should wire funds according to these instructions:

State Street Bank and Trust Company
Boston, Massachusetts 02101
ABA #011-000028
BNF = AC-49097181, Mutual Funds F/B/O Mutual of America

OBI = Purchaser:		Acct. No.: [required]
$	to Equity Index Fund	$	to All America Fund

$	to Mid-Cap Equity	$	to Small Cap Growth Fund

Index Fund

$	to Small Cap Value Fund	$	to Bond Fund

$	to Money Market Fund

  We have the right to return your funds to you if the transfer agent does not have sufficient information to assure the correct processing of the funds or if your application has not yet been approved. You must include your account number for proper processing. We will require compliance with the USA Patriot Act of 2001 and rules & regulations relating thereto.

Receipt of Order:  Wire transfer funds received by the Investment Company in its account at its transfer agent prior to 4:00 p.m. Eastern Time on a Valuation Day will be considered received that day. Purchase amounts received after 4:00 p.m. Eastern Time will be considered received on the next Valuation Day. The 4:00 p.m. Eastern Time deadline may be earlier to coincide with an earlier close of trading on the New York Stock Exchange.

Wire Transfer Days:  Wire transfers for the purchase of Fund shares can be made on days when banks (including the transfer agent) and the New York Stock Exchange are open for business. Wire transfers cannot be made on Saturdays and Sundays, and holidays such as Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, Christmas Day and New Year's Day.

How to Place a Redemption or Exchange Order

Who May Give an Order:  Only a shareholder's authorized person using a Personal Identification Number (PIN) that we have assigned may place a redemption order or exchange order. A shareholder must list authorized persons in the initial application to purchase Fund shares, in an amended application, or in another written form that is acceptable to the Investment Company.

Orders by Telephone:  A shareholder may place a redemption or exchange order by telephone if the shareholder elected the option for telephone orders in its initial application to purchase Fund shares or in an amended application.

  A shareholder should call the Investment Company at 1-800-914-8716 between the hours of 9:00 a.m. and 9:00 p.m. Eastern Time, Monday through Friday on any Valuation Day to place an order. If a shareholder places a redemption or exchange order after 4:00 p.m. Eastern Time on a Valuation

Day or on a day that is not a Valuation Day, the order will be considered received on the next Valuation Day. The 4:00 p.m. Eastern Time deadline may be earlier to coincide with an earlier close of trading on the New York Stock Exchange.

  The Investment Company will verify the shareholder's name, the PIN assigned by the Investment Company to the authorized person calling for the account, the shareholder's account number, and record telephone requests.

  The Investment Company and the Funds' transfer agent will not be liable for any losses or expenses resulting from any telephone redemption or exchange order reasonably believed to be genuine or for the inability of a shareholder to make a telephone request on any particular day. The Investment Company reserves the right to add to or modify its procedures in the future.

Orders in Writing:  A shareholder may make a redemption or exchange request in writing but photocopies or faxes will not be accepted. The shareholder must specify the account name, the account number, the Fund from which shares are to be redeemed, the dollar amount or number of shares to be redeemed, and for exchange orders, the Fund or Funds whose shares will be purchased with the exchange proceeds.

  The necessary authorized person(s) must sign the order, and each signer should print his or her name and title under the signature.

  A shareholder should send a written request to its Mutual of America Regional Office, which will forward the request to the Investment Company. You may call our toll-free number, 1-800-914-8716, for the address and phone number of the Regional Office covering your account. The Valuation Day for the order will be the Valuation Day the Investment Company receives the request at its Regional office.

Redemption Proceeds:  A shareholder will receive redemption proceeds by wire transfer of Federal Funds to the bank account stated in the shareholder's initial application, or in an amended application. An authorized person may not specify a different bank account by telephone. If redemption proceeds are less than $5,000, the Investment Company may impose a wire transfer fee that will be deducted from the proceeds.

Exchange Proceeds:  The proceeds from the shares of the Fund being exchanged are immediately applied for the purchase of shares in another Fund.

Frequent Purchases and Redemptions of Fund Shares

Risks of frequent trading occurring may be greater for portfolios investing in certain securities, such as funds that invest in securities traded on foreign markets, and securities that are illiquid or do not otherwise have readily available market quotations.

The Investment Company sells its shares exclusively to institutional accounts. The Funds are not intended to provide institutional investors with a means to engage in market timing through frequent transfers among the Funds in an attempt to take advantage of daily fluctuations in the securities markets.

Excessive frequent transfer practices designed to take advantage of short-term changes in the securities markets may cause disruption to the efficient administration of portfolio management strategies and increase transaction costs. Under certain market conditions, such transfer practices can harm the investment performance of a Fund if it involves amounts that are substantial when compared to the Fund's total net assets under management.

In view of the above, the Investment Company Board has adopted and implemented the following policies and procedures with regard to frequent transfers.

The Investment Company monitors the daily purchase or redemption activity of each Fund to make a determination, in its opinion, as to whether there is transfer activity that could have an adverse impact on a Fund's investment performance.

The Investment Company has not set a restriction on the volume or number of transactions allowed in a given period and it has not established a minimum holding period nor an exchange or redemption fee.

If in the Investment Company's opinion, excessive frequent transfer activity involving material amounts is causing an adverse effect on a Fund's investment performance, the Investment Company will contact the institutional investor and remind them that the Funds are not designed to be used for this purpose and request that such activity cease.

If the institutional investor continues such activity, the institutional investor will be advised that 800-line privileges for transfers will be suspended and that all of their future transaction requests must be made solely via a signed, written request to initiate any transaction sent to the Investment Company's transfer agent via regular U.S. mail (the "U.S. Mail Requirement").

If the institutional investor continues such activity thereafter, the Investment Company reserves the right to reject any purchase order it receives thereafter that, in the Investment Company's opinion, may adversely affect a Fund's investment performance.

These procedures are applied uniformly to all institutional investors engaging in frequent transfer activity that in the Investment Company's opinion could have an adverse impact on a Fund's investment performance.

The detection or deterrence of frequent transfer activity involves judgments that are inherently subjective. Accordingly, there is no assurance that frequent transfers in the Funds will not occur or that we can restrict all transfer activity that may adversely affect institutional investors in the Funds. If not detected, frequent transfer practices involving material amounts may harm the investment performance of a Fund under certain market conditions.

The Investment Company has not entered into arrangements with any persons or entities to permit frequent transfers and no such arrangements are permitted. The Investment Company does not accommodate frequent purchases and redemptions of Fund shares involving such material amounts which may adversely affect a Fund's performance.

Shareholder Reports and Confirmation Statements

The Investment Company, on behalf of the Distributor, will send to shareholders confirmation statements for each purchase, exchange or redemption transaction. A confirmation statement will show the Fund, number of shares, order date, net asset value per share and dollar amount for the transaction. A shareholder must report any error on a confirmation statement within two weeks after the mailing or other transmission of the statement to the shareholder.

The Investment Company will send each shareholder a statement at least quarterly, which will include Fund shares purchased, exchanged or redeemed during the period, the net asset value per share and total dollar amount for each transaction, and the shareholder's account balance in each Fund at the end of the period.

Dividends, Capital Gains Distributions and Taxation of Funds

For each Fund, the Investment Company declares dividends at the end of June and end of December to pay out all or substantially all of the Fund's net investment income (dividends) and declares dividends at the end of December to pay out substantially all of the Fund's net realized short and long term capital gains (capital gains distributions). A Fund may make a special distribution in September of each year to comply with Federal tax law requirements for mutual funds.

A shareholder may elect, in its application to purchase Fund shares or in an amended application, to:

•  automatically reinvest dividends and distributions from a Fund in additional shares of the Fund;

•  receive dividends and distributions in cash; or

•  automatically reinvest dividends from any Fund in shares of the Money Market Fund.

A Fund is not subject to Federal income tax on ordinary income and net realized capital gains that it distributes to shareholders, as long as the Fund satisfies Federal tax law provisions, including certain minimum distribution requirements. Each Fund is treated as a separate corporation for Federal income tax purposes and must satisfy the tax requirements independently.

Shareholder Taxation

Each shareholder should consult its own tax adviser about the Federal, state, local and, if applicable, foreign tax consequences of investing in Fund shares, because investors' tax situations will vary. General rules about Federal income taxation for an investor to consider are:

When a shareholder redeems (sells) shares of a Fund, including in an exchange transaction, the shareholder will have a gain or a loss on its investment in those shares.

•  If the shareholder owned the shares sold for more than a year, it generally will have a long-term capital gain or loss.

•  If the shareholder owned the shares sold for one year or less, any gain will be short-term capital gain taxable at ordinary income rates, and any loss may be subject to special tax rules.

When a shareholder receives dividends or distributions from a Fund, the shareholder (unless it is exempt from taxation) will owe tax on the amount received, even if the shareholder automatically reinvests the dividend or distribution in additional Fund shares. A shareholder will receive dividends or distributions when declared and paid by a Fund, even if the shareholder has only recently purchased Fund shares.

•  Ordinary income rates apply to a Fund's dividends of ordinary income and net realized short-term capital gains.

•  Capital gain rates apply to a Fund's distributions of net realized long-term capital gains.

•  A potential investor should consider the tax impact of purchasing Fund shares when the Fund is expected to pay dividends or distributions in the near future.

Mutual of America invested in each Fund when it began operations. A Fund (other than the Money Market Fund) may realize investment gains that are included in the dividends or distributions to shareholders when Mutual of America redeems all or any portion of its investment.

Back-Up Withholding For Federal Income Taxes. A shareholder on its application to purchase Fund shares may make representations and provide information to be exempt from withholding for Federal income tax on the Investment Company's distributions and dividends and payment of redemption proceeds. U.S. corporate shareholders and certain other entities named in the Internal Revenue Code are exempt from withholding under certain circumstances.

The Investment Company will withhold for Federal income tax if:

•  a shareholder has not provided a correct taxpayer identification number, or

•  a shareholder has not made the certifications required to be exempt from withholding, or

•  the Investment Company or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to back-up withholding.

A shareholder may credit any amount withheld by the Investment Company against the Federal income tax liability of the shareholder.

Each January, the Investment Company will provide to Fund shareholders who are subject to information reporting reports of the Federal income tax status of distributions and dividends made by the Funds during the previous year.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. They show performance for five years or for the period of a Fund's operations if less than five years.

The total returns in the table represent the rate that an investor would have earned or lost on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). This information is excerpted from the financial statements of the Fund, which have been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Investment Company's financial statements, are included in the annual report, which is available upon request.

The total returns shown below would have been lower without expense reimbursements provided by the Adviser.

Income from investment operations and distributions per share for a Fund share outstanding throughout each of the previous five years ended December 31, 2008 and other supplementary data with respect to each Fund are presented below and in the pages following.

Equity Index Fund

	Years Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.20	$10.26	$9.04	$8.78	$8.07
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.21	0.17	0.15	0.15
Net gains or (losses) on securities realized and unrealized	(3.94)	0.39	1.22	0.26	0.71
Total From Investment Operations	(3.76)	0.60	1.39	0.41	0.86
Less: dividend distributions:
From net investment income	(0.09)	(0.19)	(0.17)	(0.15)	(0.15)
From capital gains	—	(0.47)	—	—	—
Total Distributions	(0.09)	(0.66)	(0.17)	(0.15)	(0.15)
Net Asset Value, End of Period	$6.35	$10.20	$10.26	$9.04	$8.78
Total return (%) (a)	(37.05)	5.74	15.61	4.79	10.68
Net assets, end of period ($ millions)	36.0	$54.6	$77.9	$59.3	$54.3
Ratio of net investment income (loss) to average net assets (%)	2.17	1.95	1.90	1.76	1.89
Ratio of expenses to average net assets (%)	0.49	0.41	0.44	0.48	0.47
Ratio of expenses to average net assets after expense reimbursement (%)	0.13	0.13	0.12	0.13	0.13
Portfolio turnover rate (%) (b)	4.62	4.44	3.21	4.41	2.18

(a)    Total return would have been lower had certain expenses not been reduced through expense reimbursement.

(b)    Portfolio turnover rate excludes all short-term securities.

All America Fund

	Years Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.39	$10.80	$9.75	$10.05	$9.40
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.16	0.14	0.13	0.11
Net gains or (losses) on securities realized and unrealized	(3.84)	0.34	1.36	0.24	0.65
Total From Investment Operations	(3.69)	0.50	1.50	0.37	0.76
Less: dividend distributions:
From net investment income	(0.07)	(0.15)	(0.14)	(0.13)	(0.11)
From capital gains	(0.01)	(0.76)	(0.31)	(0.54)	—
Total Distributions	(0.08)	(0.91)	(0.45)	(0.67)	(0.11)
Net Asset Value, End of Period	$6.62	$10.39	$10.80	$9.75	$10.05
Total return (%) (a)	(35.72)	4.62	15.56	3.75	8.17
Net assets, end of period ($ millions)	$36.5	$57.9	$68.3	$54.4	$62.2
Ratio of net investment income (loss) to average net assets (%)	1.73	1.43	1.43	1.18	1.17
Ratio of expenses to average net assets (%)	0.86	0.79	0.82	0.85	0.83
Ratio of expenses to average net assets after expense reimbursement (%)	0.50	0.50	0.50	0.50	0.50
Portfolio turnover rate (%) (b)	28.08	28.36	27.29	47.43	50.30

Mid-Cap Equity Index Fund

	Years Ended December 31,
	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Period	$11.83		$12.20	$12.32	$11.69	$10.48
Income (loss) from investment operations:
Net investment income (loss)	0.16		0.20	0.20	0.15	0.12
Net gains or (losses) on securities realized and unrealized	(4.38)		0.76	1.06	1.29	1.58
Total From Investment Operations	(4.22)		0.96	1.26	1.44	1.70
Less: dividend distributions:
From net investment income	(0.09	)(g)	(0.19)	(0.21)	(0.15)	(0.12)
From capital gains	(0.33)		(1.14)	(1.17)	(0.66)	(0.37)
Total Distributions	(0.42)		(1.33)	(1.38)	(0.81)	(0.49)
Net Asset Value, End of Period	$7.19		$11.83	$12.20	$12.32	$11.69
Total return (%) (a)	(36.19)		7.80	10.32	12.47	16.29
Net assets, end of period ($ millions)	$32.2		$50.5	$49.9	$53.6	$38.4
Ratio of net investment income (loss) to average net assets (%)	1.56		1.57	1.51	1.33	1.09
Ratio of expenses to average net assets (%)	0.49		0.41	0.44	0.46	0.53
Ratio of expenses to average net assets after expense reimbursement (%)	0.13		0.13	0.12	0.13	0.13
Portfolio turnover rate (%) (b)	17.47		22.53	26.07	18.85	15.82

(a)    Total return would have been lower had certain expenses not been reduced through expense reimbursement.

(b)    Portfolio turnover rate excludes all short-term securities.

(g)    Includes $0.01 of tax-basis return of capital distributions.

Small Cap Value Fund

	Year Ended December 31,		Period Ended December 31,
	2008		2007(c)
Net Asset Value, Beginning of Period	$8.92		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.10		0.05
Net gains or (losses) on securities realized and unrealized	(2.52)		(1.00)
Total From Investment Operations	(2.42)		(0.95)
Less: dividend distributions:
From net investment income	(0.09	)(g)	(0.05)
From capital gains	—		(0.08)
Total Distributions	(0.09)		(0.13)
Net Asset Value, End of Period	$6.41		$8.92
Total return (%) (a)	-27.13		-9.52	(e)
Net assets, end of period ($ millions)	$3.1		$4.0
Ratio of net investment income (loss) to average net assets (%)	1.27		1.03	(d)
Ratio of expenses to average net assets (%)	1.21		1.29	(d)
Ratio of expenses to average net assets after expense reimbursement (%)	0.85		0.87	(d)
Portfolio turnover rate (%) (b)	58.20		60.85	(e)

Small Cap Growth Fund

	Year Ended December 31,		Period Ended December 31,
	2008		2007(c)
Net Asset Value, Beginning of Period	$9.97		$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.00		(0.01)
Net gains or (losses) on securities realized and unrealized	(3.34)		0.02
Total From Investment Operations	(3.34)		0.01
Less: dividend distributions:
From net investment income	(0.01	)(h)	(0.01)
From capital gains	—		(0.03)
Total Distributions	(0.01)		(0.04)
Net Asset Value, End of Period	$6.62		$9.97
Total return (%) (a)	-33.52		0.10	(e)
Net assets, end of period ($ millions)	$2.6		$3.8
Ratio of net investment income (loss) to average net assets (%)	0.03		-0.22	(d)
Ratio of expenses to average net assets (%)	1.21		1.30	(d)
Ratio of expenses to average net assets after expense reimbursement (%)	0.85		0.88	(d)
Portfolio turnover rate (%) (b)	93.02		68.66	(e)

(a)    Total return would have been lower had certain expenses not been reduced through expense reimbursement.

(b)    Portfolio turnover rate excludes all short-term securities.

(c)    For the period May 1, 2007 (commencement of operations) to December 31, 2007.

(d)    Annualized.

(e)    Not annualized.

(g)    Includes $0.01 of tax-basis return of capital distributions.

(h)    Represents tax-basis return of capital distributions.

Bond Fund

	Years Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$9.46	$9.27	$9.26	$9.46	$9.47
Income (loss) from investment operations:
Net investment income (loss)	0.46	0.41	0.39	0.37	0.36
Net gains or (losses) on securities realized and unrealized	(0.17)	0.20	(0.01)	(0.20)	(0.01)
Total From Investment Operations	0.29	0.61	0.38	0.17	0.35
Less: dividend distributions:
From net investment income	(0.46)	(0.42)	(0.37)	(0.37)	(0.36)
From capital gains	—	—	—	—	—
Total Distributions	(0.46)	(0.42)	(0.37)	(0.37)	(0.36)
Net Asset Value, End of Period	$9.29	$9.46	$9.27	$9.26	$9.46
Total return (%) (a)	3.25	6.67	4.26	1.80	3.73
Net assets, end of period ($ millions)	$51.4	$50.3	$67.3	$60.7	$54.9
Ratio of net investment income (loss) to average net assets (%)	4.86	4.55	4.30	3.96	3.91
Ratio of expenses to average net assets (%)	0.81	0.74	0.77	0.80	0.79
Ratio of expenses to average net assets after expense reimbursement (%)	0.45	0.45	0.45	0.45	0.45
Portfolio turnover rate (%) (b)	8.03	26.15	16.83	13.44	41.77

Money Market Fund

	Years Ended December 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.55	$10.54	$10.54	$10.52	$10.52
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.53	0.51	0.32	0.13
Net gains or (losses) on securities realized and unrealized	—	—	—	—	—
Total From Investment Operations	0.25	0.53	0.51	0.32	0.13
Less: dividend distributions:
From net investment income	(0.26)	(0.52)	(0.51)	(0.30)	(0.13)
From capital gains	(0.01)	—	—	—	—
Total Distributions	(0.27)	(0.52)	(0.51)	(0.30)	(0.13)
Net Asset Value, End of Period	$10.53	$10.55	$10.54	$10.54	$10.52
Total return (%) (a)	2.46	5.12	4.91	3.06	1.18
Net assets, end of period ($ millions)	$84.9	$94.8	$88.5	$76.0	$54.8
Ratio of net investment income (loss) to average net assets (%)	2.35	4.99	4.82	3.07	1.16
Ratio of expenses to average net assets (%)	0.56	0.48	0.52	0.55	0.53
Ratio of expenses to average net assets after expense reimbursement (%)	0.20	0.20	0.20	0.20	0.20
Portfolio turnover rate (%) (b)	N/A	N/A	N/A	N/A	N/A

(a)    Total return would have been lower had certain expenses not been reduced through expense reimbursement.

(b)    Portfolio turnover rate excludes all short-term securities.

N/A = Not Applicable.

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MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

320 Park Avenue, New York, New York 10022-6839   1-800-914-8716
  www.institutionalfunds.com

You May Obtain More Information

Registration Statement and Statement of Additional Information. We have filed with the SEC a Registration Statement about the Investment Company. The Registration Statement includes this prospectus, a Statement of Additional Information (the "SAI"), and exhibits. The SAI contains additional information about the Investment Company and its Funds and we incorporate the SAI into this Prospectus by reference, which makes it legally a part of this Prospectus.

Semi-annual and Annual Reports. Additional information about the Funds' investments is available in the Investment Company's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion (for all Funds except the Money Market Fund) of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

How to Obtain the Registration Statement, SAI and Reports. You may obtain a free copy of the SAI or of the Investment Company's most recent annual and semi-annual financial statements, by:

•  electronic request at this e-mail address: publicinfo@sec.gov.,

•  writing to us at Mutual of America Institutional Funds, 320 Park Avenue, New York, NY 10022-6839, or

•  calling 1-800-914-8716

You may obtain the SAI and the Investment Company's annual and semi-annual reports free of charge through the Institutional Funds website at http://www.institutionalfunds.com.

The Commission has an Internet web site at http://www.sec.gov. You may obtain the Investment Company's Registration Statement, including the SAI, and its semi-annual and annual reports through the Commission's Internet site. You also may examine these documents, and obtain copies upon payment of a duplicating fee, at the Commission's Public Reference Section, Washington, DC 20549-6009. You can call the Commission at 1-202-942-8090 to learn about the operation of the Public Reference Room.

Where to Direct Questions. If you have questions about the operations of the Investment Company, you should contact your representative at Mutual of America Securities Corporation. You may call 1-800-914-8716 for the address and phone number of the office nearest you.

Investment Company Act of 1940, File Number 811-8922

Prospectus dated May 1, 2009

Distributed by:

MUTUAL OF AMERICA SECURITIES CORPORATION

Investment Adviser

MUTUAL OF AMERICA CAPITAL
MANAGEMENT CORPORATION

Transfer and Shareholder Services Agent

STATE STREET BANK AND TRUST COMPANY